UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226
(Address of principal executive offices) (zip code)
(313) 222-6317
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE
Comerica Incorporated (“Comerica”) previously announced that Ralph W. Babb, Jr., Chairman and Chief Executive Officer of Comerica, will make a presentation at the 2006 Merrill Lynch Banking & Financial Services Investor Conference, on Thursday, November 16, 2006, at The Pierre Hotel in New York City. To access the live audio webcast, visit the "Investor Relations" area of Comerica's web site at www.comerica.com. Replays will be available at the same location following the conference. A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits
99.1	2006 Merrill Lynch Banking & Financial Services Investor Conference Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom
Title:	Executive Vice President — Governance,
Regulatory Relations and Legal Affairs,
and Secretary
Date: November 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	2006 Merrill Lynch Banking & Financial Services Investor Conference Presentation Slides